UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2007

LUSORA HEALTHCARE SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51736

(Commission File Number)

20-5854735

(IRS Employer Identification No.)

2 Sheraton Street, London, UK W1K 3AJ

(Address of principal executive offices and Zip Code)

44 207 479 4800

Registrant's telephone number, including area code

2802 Flintrock Trace, Suite 221, Austin, TX 78738

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Effective immediately we have closed our office in Texas and will be conducting operations from our location in London. Our head office is located at 2 Sheraton Street, London, UK W1K 3AJ

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUSORA HEALTHCARE SYSTEMS INC.

By: /s/ Dan Bauer

Dan Bauer

President and Director

July 31, 2007